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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Separate Account (Portion Relating to the Advisor Variable Annuity) of First SunAmerica Life Insurance Company of our report dated January 31, 2001, relating to the financial statements of First SunAmerica Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP
Woodland Hills, California
April 25, 2001